UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

November 29, 2010

__________

INTEGRATED BIOPHARMA, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-31668	22-2407475
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

225 Long Avenue
Hillsdale, New Jersey 07205
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(973) 926-0816
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 29, 2010, Integrated BioPharma, Inc. (the "Company") held its 2010 Annual Meeting of Shareholders (the "Annual Meeting"). A total of 20,619,342 shares of the Company's common stock, par value $0.002 per share, were entitled to vote as of the close of business on October 27, 2010, the record date for the Annual Meeting. The holders of 17,858,755 shares of common stock, representing a majority of the shares entitled to vote, were present in person or represented by proxy at the Annual Meeting.

The shareholders voted to ratify the appointment of the Company’s independent auditors, Friedman LLP, for the fiscal year ending June 30, 2011.  The number of votes cast at the meeting for the proposal to ratify Friedman LLP as the Company’s independent auditors were as follows:

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.  Description

None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 30, 2010                                                                                     INTEGRATED BIOPHARMA, INC.

By:	/s/ Dina L. Masi
Dina L. Masi
Chief Financial Officer

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